ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Employee payroll and welfare payables	$ 473	$ 616
Other tax payable	4,603	6,413
Accrued professional and marketing expenses	5,335	1,136
Interest payable	234	381
Deposits payable	531	407
Other payables	6,126	1,691
Total	$ 17,302	$ 10,644